UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1)	Approval of Amended and Restated Omnibus Stock Plan

On November 8, 2007, upon a recommendation of the Compensation Committee of the Board of Directors (the “Committee”) of Varian, Inc. (“the Company”), the Board of Directors approved the amended and restated Omnibus Stock Plan (the “OSP”), subject to approval by the Company’s stockholders at their next annual meeting. On January 31, 2008, the Company’s stockholders held their annual meeting, at which they approved the OSP.

The changes to the OSP included:

•	Increasing by 600,000 (from 250,000 to 850,000) the aggregate number of shares that may be granted or issued under the OSP as restricted stock, performance units, performance shares or stock units;

•	Eliminating the ability to automatically grant “reload options” under the OSP;

•	Changing the amount and terms of stock options and stock units granted automatically to non-employee directors (and allow the Board of Directors to reduce those awards); and

•	Specifying that awards under the OSP be designed to comply with final regulations under Section 409A of the Internal Revenue Code, unless the Committee expressly determines otherwise.

The principle features of the OSP are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 14, 2007 in connection with the annual meeting of stockholders.

The description of the OSP contained in this Current Report on Form 8-K does not purport to be complete and is fully qualified by reference to the OSP attached as Exhibit 10.1 to this Current Report on Form 8-K.

(2)	Description of Compensatory Arrangements with Non-Employee Directors

Among other things, the amended and restated OSP changed the amount and terms of stock options and stock units to be granted automatically to the Company’s non-employee directors. The equity compensation specified in the OSP to be granted to those directors is summarized in Exhibit 10.2 to this Current Report on Form 8-K, which description is fully qualified by reference to the OSP attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title or Description

10.1	Varian, Inc. Omnibus Stock Plan, as amended and restated as of November 8, 2007

10.2	Description of Compensatory Arrangements Between Varian, Inc. and Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy
Senior Vice President, Chief Financial Officer and Treasurer

Date: February 1, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	Varian, Inc. Omnibus Stock Plan, as amended and restated as of November 8, 2007

10.2	Description of Compensatory Arrangements Between Varian, Inc. and Non-Employee Directors